UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate box:

X . Preliminary Information Statement	. Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
. Definitive Information Statement

Pole Perfect Studios, Inc.

 (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

X .	No fee required.

.	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

.	Fee paid previously with preliminary materials.

.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No:
3)	Filing Party:
4)	Date Filed:

POLE PERFECT STUDIOS, INC.

2007 ENTERPRISE AVENUE

LEAGUE CITY, TEXAS 77573

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Pole Perfect Studios, Inc., a Nevada corporation (hereinafter the “Company,” “we,” “us” or “our”), has approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”) have executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting, approving an amendment to our Articles of Incorporation (our “Articles of Incorporation”), to change our name from “Pole Perfect Studios, Inc.” to “Torchlight Energy Resources, Inc.”

The accompanying information statement (the “Information Statement”), which describes the proposed name change in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  Pursuant to the Nevada Revised Statutes, our Articles of Incorporation and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the proposed name change.  As such, the name change will be effected on or around January 31, 2011.

Your consent regarding the proposed name change is not required and is not being solicited in connection with this corporate action.  The accompanying Information Statement will serve as notice pursuant to the Exchange Act of the approval by written consent of a majority of our stockholders with respect to the proposed name change.  We will first mail the Information Statement to all of our stockholders on or around January 10, 2011 to stockholders of record as of December 30, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY.  THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR

INFORMATION PURPOSES ONLY.

By Order of the Board of Directors of Pole Perfect Studios, Inc.

Thomas Lapinski,
Chief Executive Officer

_________, 20__

Important Notice Regarding the Availability of Information Statement Materials for the Action by Written Consent of Stockholders in Lieu of a Special Meeting.

The Information Statement is available at: http://torchlightenergy.com.

POLE PERFECT STUDIOS, INC.

2007 ENTERPRISE AVENUE

LEAGUE CITY, TEXAS 77573

 ___________________________________________________________________________________________________

INFORMATION STATEMENT PURSUANT TO SCHEDULE 14C

 ___________________________________________________________________________________________________

THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION

PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS

REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE

NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION

STATEMENT IS JANUARY 10, 2011.

 ___________________________________________________________________________________________________

Pole Perfect Studios, Inc., a Nevada corporation (hereinafter the “Company,” “we,” “us” or “our”), is sending you this Information Statement solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that our Board of Directors (our “Board”) has previously approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”) have previously executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving an amendment to our Articles of Incorporation (our “Articles of Incorporation”) to change our name from “Pole Perfect Studios, Inc.” to “Torchlight Energy Resources, Inc.”  No vote or other action is requested or required on your part.

BRIEF QUESTIONS AND ANSWERS REGARDING THE PROPOSED NAME CHANGE

Q1:	What actions were taken by the Action by Written Consent of the Stockholders in lieu of a Special Meeting?

A1:

Pursuant to the Action by Written Consent of the Stockholders in lieu of a Special Meeting, our stockholders holding at least a majority of the issued and outstanding shares of our Common Stock approved an amendment to our Articles of Incorporation to change our name from “Pole Perfect Studios, Inc.” to “Torchlight Energy Resources, Inc.” (the “Name Change Amendment”).  Additional information regarding the Name Change Amendment is set forth below in the section entitled “Approval of Name Change Amendment.”

Q2:	How many shares of Common Stock were voted in favor of the Name Change Amendment?

A2:

The approval of the Name Change Amendment by the written consent of our stockholders requires the consent of the holders of at least a majority of our outstanding shares of Common Stock as of December 30, 2010 (the “Record Date”).  As of the Record Date, 12,301,420 shares of our Common Stock were issued and outstanding.  Each share of our Common Stock is entitled to one vote. The holders of 7,112,500 shares of our Common Stock, representing approximately 57.8% of the shares entitled to vote on the Record Date, executed the Action by Written Consent of the Stockholders in Lieu of a Special Meeting.  Consequently, no additional votes are required to approve the Name Change Amendment.

Q3:	Why is the Company amending its Articles of Incorporation through a stockholder written consent in lieu of holding a stockholder meeting?

A3:

Under the Nevada Revised Statutes, our Articles of Incorporation and our bylaws, stockholder actions may be taken by written consent without a meeting of stockholders.  The written consent of the holders of a majority of our outstanding Common Stock is sufficient to approve and adopt the Name Change Amendment.  The Company is not required to solicit the vote of any additional stockholders to effect the Name Change Amendment.  The Company is, however, obligated by federal securities laws to provide this Information Statement to you in connection with the Name Change Amendment.

Q4:	Has the Board approved the name change.

A4:	Yes. The Board approved the name change on December 30, 2010.

Q5:	When will the Name Change Amendment be effective?

A5:

In accordance with federal securities laws, the proposed name change can not be effected until at least 20 calendar days following the mailing of this Information Statement to our stockholders.  The Name Change Amendment will become legally effective on the date it is filed with the Secretary of State of Nevada, which we anticipate to be on or around January 31, 2011.

Q6:	Am I entitled to dissenter’s rights in connection with the name change?

A6:	No. The Nevada Revised Statutes do not provide for dissenter’s rights with respect to the Name Change Amendment.

APPROVAL OF NAME CHANGE AMENDMENT

Name Change Amendment

Our Board and a majority of the holders of our Common Stock have approved an amendment to our Articles of Incorporation to change our name from “Pole Perfect Studios, Inc.” to “Torchlight Energy Resources, Inc.”  The name change is being effected because our Board believes that the new name will better reflect our current business as an exploration stage energy company engaged in the acquisition, exploration, exploitation and/or development of oil and natural gas properties in the United States.  Our business model recently changed in connection with the share exchange agreement we entered into on November 23, 2010, whereby Torchlight Energy, Inc., a Nevada corporation, became our wholly owned subsidiary.  Upon the acquisition of Torchlight Energy, Inc., we abandoned all of our previous business plans within the health and fitness industries.  The business of Torchlight Energy, Inc. in now our sole business.  See “Change in Control” below for more information regarding the share exchange agreement.

A copy of the proposed form of Certificate of Amendment of the Articles of Incorporation is attached to this Information Statement as Exhibit A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth the number and percentage of shares of our Common Stock owned as of December 30, 2010, by the following persons: (i) stockholders known to us who own 5% or more of our outstanding shares, (ii) each of our executive officers and directors, and (iii) our executive officers and directors as a group.  As of December 30, 2010, there were 12,301,420 shares of our Common Stock outstanding.

Name and address of beneficial owner	Amount of beneficial ownership	Percent of class

Thomas Lapinski	4,600,000 shares	37.4%
President, CEO and Director
2007 Enterprise Avenue
League City, Texas 77573

All directors and executive officers as a group (1 person)	4,600,000 shares	37.4%

John A. Brda	2,512,500 shares (1)	20.4%
1425 Frontenay
Warson Woods, Missouri 63122

(1)	Includes 182,500 shares held individually by John A. Brda and 2,330,000 shares held by Brda & Company LLC, of which Mr. Brda is the sole owner and Managing Director.

Change in Control

On November 23, 2010, we entered into and closed a Share Exchange Agreement (the “Exchange Agreement”) with Tammy Skalko, an executive officer, director and major stockholder, James Beshara, a director and major stockholder, Harry Stone II, a major stockholder, Torchlight Energy, Inc. ("TEI"), and the persons owning 100% of the outstanding capital stock of TEI (the “TEI Stockholders”).

At closing, the TEI Stockholders transferred all of their shares of common stock to us in exchange for an aggregate of 9,444,500 newly issued shares of our Common Stock.  Also at closing of the Exchange Agreement, Ms. Skalko, Mr. Beshara and Mr. Stone transferred to us an aggregate of 14,400,000 shares of our Common Stock for cancellation in exchange for aggregate consideration of $270,000.  Upon closing of these transactions, we had 12,251,420 shares of Common Stock issued and outstanding.  The 9,444,500 shares issued to the TEI Stockholders at closing represented 77.1% of our voting securities.

As a result of the transactions effected by the Exchange Agreement, (i) Thomas Lapinski owns 4,600,000 shares of our Common Stock, representing 37.4% of our voting securities, (ii) John A. Brda beneficially owns 2,512,500 shares of our Common Stock, representing 20.4% of our voting securities, (iii) Tammy Skalko and James Beshara each resigned as officer and director, and (iv) Mr. Lapinski was appointed as our sole officer and director.

The share amounts reflected in this section take into account a 4 for 1 forward split of our Common Stock effected on December 10, 2010.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO

MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Name Change Amendment, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors opposed the Name Change Amendment.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. Additional copies of this Information Statement may be obtained at no charge by writing us at: 2007 Enterprise Avenue, League City, Texas 77573, Attn: Thomas Lapinski, President.  The Information Statement is also available at: http://torchlightenergy.com.

MISCELLANEOUS

Only one Information Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders sharing such address. We undertake to deliver promptly upon request a separate copy of this Information Statement to any stockholder at a shared address to which a single copy of this Information Statement was delivered, and we will provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future.  In the event a stockholder desires to provide us with such a request, it may be given verbally by telephoning our offices at (281) 538-5938 or by mail to our address at 2007 Enterprise Avenue, League City, Texas 77573, Attn: Thomas Lapinski, President.  In addition, stockholders sharing an address can request delivery of a single copy of annual reports, information statements or proxy statements if you are receiving multiple copies upon written or oral request to the President at the address and telephone number stated above.

We file annual, quarterly and current reports, proxy statements, and registration statements with the Securities and Exchange Commission (“SEC”). These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

EXHIBIT A

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Pole Perfect Studios, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 (or “First”) is deleted and replaced in it entirety with the following:

“The name of the corporation is Torchlight Energy Resources, Inc.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

7,112,500 shares of common stock

4. Effective date of filing: (optional) ________________________________________________

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*

If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 3-6-09